UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No.1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 14, 2016

Federal Home Loan Bank of Des Moines
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51999	42-6000149
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Skywalk Level, 801 Walnut Street -- Suite 200, Des Moines, Iowa		50309
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	515-281-1000

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A is filed as an amendment (“Amendment No. 1”) to the Current Report on Form 8-K filed by Federal Home Loan Bank of Des Moines (the “Bank”) under Item 5.02 on April 18, 2016 (the “Original Filing” and, together with this amendment, the “Form 8-K”) regarding the approval of the Executive Transition Plan (the “Plan”) involving the Bank’s termination of its employment agreement with Mr. Richard S. Swanson, the Bank’s former Chief Executive Officer, and the consolidation and assumption of the titles and responsibilities of President and Chief Executive Officer of the Bank by Michael L. Wilson. This Amendment No. 1 is being filed to include disclosure of the terms of the Bank’s General Release with Mr. Swanson.

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in the Original Filing, concurrent with approval of the Plan and appointment of Mr. Wilson as President and CEO, the Bank’s board of directors terminated Mr. Swanson’s employment agreement with the Bank without cause effective as of June 30, 2016.

On July 8, 2016, the Bank and Mr. Swanson entered into a General Release (the “General Release”). The General Release provides for, among other terms: (i) a termination date of June 30, 2016 (the “Termination Date”); (ii) the applicable severance benefits provided under section 10(e) of Mr. Swanson’s employment agreement with the Bank, dated May 31, 2015, previously disclosed in the Bank’s annual report on Form 10-K for the year ended December 31, 2015 (filed March 21, 2016); (iii) an award under the Bank’s Integration Performance Incentive Plan, previously disclosed in the Bank’s quarterly report on Form 10-Q for the three-month period ended September 30, 2014 (filed November 12, 2014); (iv) additional age and service credits under the Bank’s non-qualified defined benefit pension plan; (v) the continuation of certain health benefits; and (vi) a release of all claims by Mr. Swanson.

Mr. Swanson is entitled to revoke his acceptance of the General Release up through July 14, 2016, which if revoked, will be of no further force or effect and Mr. Swanson will not be entitled to the severance benefits provided therein and described above. The description of the General Release contained herein does not purport to be complete and is qualified in its entirety by reference to the complete text of the General Release, a copy of which is filed herewith and incorporated herein by reference.

Item 9.01 - Financial Statements And Exhibits.

(c)     Exhibits

10.1     General Release, by and between Richard Swanson and Federal Home Loan Bank of Des Moines

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Des Moines

July 13, 2016	By:	/s/ Michael L. Wilson

Name: Michael L. Wilson
Title: President and Chief Executive Officer